UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21279

The Merger Fund VL
 (Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
100 Summit Lake Drive
Valhalla, New York 10595
(Name and address of agent for service)

914-741-5600
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a)

December 31, 2020

Annual Report

THE MERGER FUND VL

STANDARDIZED
PERFORMANCE SUMMARY
As of December 31, 2020

	Average Annual Total Return (%)
Merger Arbitrage[2]	QTD	YTD	1 YR	5 YR	10 YR	Life
The Merger Fund
(Institutional)	3.27	5.15	5.15	5.00	n/a	3.80
The Merger Fund
(Investor)	3.19	4.87	4.87	4.68	3.27	6.06
Insurance
Dedicated Funds[2]
The Merger Fund VL	4.63	7.38	7.38	5.11	3.31	4.95
Opportunistic Credit[2]
Credit Event Fund
(Institutional)	13.61	15.89	15.89	n/a	n/a	8.27
Credit Event Fund
(Investor)	13.48	15.99	15.99	n/a	n/a	8.10
Multi Event[2]
Event-Driven Fund
(Institutional)	10.46	6.55	6.55	6.07	n/a	4.55
Event-Driven Fund
(Investor)	10.32	6.30	6.30	n/a	n/a	6.79

Annual Operating Expense Ratio (%)[3]
			Net Expenses
	Gross	Net	excluding
	Expense	Expense	Investment-	Performance
Merger Arbitrage[2]	Ratio	Ratio[1,2]	Related Expenses[2,3]	Inception	Ticker
The Merger Fund
(Institutional)	1.72%	1.70%	1.19%	08/01/2013	MERIX
The Merger Fund
(Investor)	2.01%	1.99%	1.48%	01/31/1989	MERFX
Insurance
Dedicated Funds[2]
The Merger Fund VL	2.46%	1.94%	1.40%	05/26/2004	MERVX
Opportunistic Credit[2]
Credit Event Fund
(Institutional)	5.40%	1.90%	1.64%	12/29/2017	WCFIX
Credit Event Fund
(Investor)	5.65%	2.15%	1.89%	12/29/2017	WCFRX
Multi Event[2]
Event-Driven Fund
(Institutional)	2.17%	2.13%	1.57%	01/02/2014	WCEIX
Event-Driven Fund
(Investor)	2.42%	2.38%	1.82%	03/22/2017	WCERX

QTD and YTD performance is not annualized. Performance data quoted represent past performance; past performance does not guarantee future results. The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Funds’ prior investment advisor. Messrs. Behren and Shannon, the Funds’ current portfolio managers, have served as co-portfolio managers of the Funds since 2007. Performance data current to the most recent month-end may be obtained by calling (800) 343-8959 or by visiting www.westchestercapitalfunds.com.

1Net expense ratios are as of a fund’s most recent prospectus and were applicable to investors.

2For The Merger Fund, the Adviser contractually agreed to reduce its management fee so that the management fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. This fee waiver arrangement will apply until April 30, 2022, unless it is terminated at an earlier time by the Board of Trustees. For The Merger Fund VL, the Adviser contractually agreed to reduce all or a portion of its management fee and, if necessary, to bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended, but not including brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund to the extent necessary to limit the annualized expenses of the Fund to 1.40% of the Fund’s average daily net assets. This expense limitation agreement will apply until April 30, 2022, unless it is terminated at an earlier time by the Board of Trustees. For WCM Alternatives: Credit Event Fund, the Adviser contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.64% and 1.89% for Institutional Class shares and Investor Class shares, respectively. These expense limitations will apply through April 30, 2022, unless terminated by the Board of Trustees at an earlier date. For WCM Alternatives: Event-Driven Fund, the Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.57% and 1.82% for Institutional Class shares and Investor Class shares, respectively. This expense limitation will apply through December 31, 2021, unless it is terminated by the Board of Trustees at an earlier time.

3Investment related expenses include expenses related to short sales and interest on any borrowing or interest on reverse repurchase agreements, as applicable, and acquired fund fees and expenses.

Trailing Returns

As of Date: 12/31/2020

	QTD	YTD	1-YR	5-YR	10-YR	15-YR
US Fund Market Neutral	0.33%	-2.22%	-2.22%	0.36%	0.49%	0.42%
US Fund Multialternative	4.78%	1.23%	1.23%	1.97%	1.33%	1.48%
US Fund Long-Short Credit	4.63%	5.00%	5.00%	3.44%	2.70%	3.27%
S&P 500	12.15%	18.40%	18.40%	15.22%	13.88%	9.88%
Wilshire Liq Alt Event Driven	3.75%	4.93%	4.93%	3.49%	2.00%	3.16%
Barc US Agg Bond	0.67%	7.51%	7.51%	4.44%	3.84%	4.49%
ICE BofAML US 3M Trsy Bill	0.03%	0.67%	0.67%	1.20%	0.64%	1.23%

Fellow Shareholders,

2020 was an outlier year for many reasons- politically, economically, and most importantly for the health of the world’s citizenry. Thankfully, it appears that the clouds have begun to clear, although the effects of COVID and recent social change, on all of the above, will be felt far into the future.

On the subject of change, we are happy to report that Westchester Capital has agreed to merge into the publicly traded firm called Virtus Investment Partners (NASDAQ: VRTS), and to become a wholly-owned affiliate of Virtus.

The winds of change have been blowing in our industry for a while; escalating cost-structures, increased regulation and economies of scale realized by multi-hundred-billion-dollar financial firms have made it difficult for smaller boutique managers to compete for intermediary shelf space to make their funds widely available, or to realize operating efficiencies to the same extent as much larger managers.  The flip side of the coin is that by affiliating with a highly regarded financial services firm such as Virtus, (which recently was ranked 2nd in Barron’s nationwide list of the best fund families1) we actually can achieve those benefits for our investors while continuing to independently manage and provide the same investment products that we have offered for the past three decades.  While we have always enjoyed being independent, the reach and resources available through a tie-up with Virtus was a no-brainer for us and our clients.  They have a well-deserved reputation of being a hands-off parent company, with a sterling balance sheet and deep industry ties.

Under Virtus, we will have the resources to continue to invest in our investment process and infrastructure, while maintaining the same portfolio, middle and back office teams.  The transition will be seamless and transparent to our investors.  We will retain the WCM culture and accessibility that we have maintained for decades.  Not to beat this point to death, but rest assured that the entire portfolio management team and our money management methodology will continue unaffected. We have made long-term employment commitments, which we intend to honor, as we have with any other representations we have made to our clients.

__________

[1]	Barron’s Top Fund Families of 2019, February 14, 2020

2020 Q4 Recap

Beyond our own merger (which we cannot arbitrage!), we are pleased to report that Q4 continued the process of normalization that began in Q3. As discussed in more detail below, arbitrage spreads tightened and deal activity ramped up significantly. Global deal volume was down for the year but rebounded with the strongest second half ever. Some noteworthy data points on the space2:

•
Global M&A volume ended the year at $3.6T, down 10% versus 2019, but a significant improvement over the 50% year-over-year declines as of end of June. The 2nd half of 2020 was the most active ending period in M&A history.

•	North America drove the global M&A rebound, accounting for 55% of M&A volume since July.

•	Technology and Industrials were the most active sectors, accounting for over 42% of global M&A volume.

•
2020 will go down as “the year of the Special Purpose Acquisition Company (SPAC),” with $150B of announced “spacquisitions” and 43 $1B+ deals. Currently, with 228 SPACs searching for targets and ~$74B in investable capital, SPACs have the potential for several hundred billion dollars’ worth of transactions.

•	Historically high levels of dry powder spurred private equity to announce larger transactions in 2020, with activity spiking to record levels during the last quarter of 2020.

•
LBO activity was driven by a surge in $2B+ deals, which accounted for 27% of all LBOs in 2020, their largest share ever. The full year tied with 2007 as the third strongest year ever for sponsor-driven M&A deals.

•
Despite the late surge, there were fewer $10B+ mega-deals in 2020 compared to 2019. The 40 such deals announced in 2020 had an average size of ~$21B, vs an average $27B deal size for the 45 deals in 2019.

__________

[2]	Source: Citi 2020 Year in Review

MERGER ARBITRAGE

The Merger Fund® advanced by 3.27% and 3.19% for the Institutional and Investor share classes, respectively, during the fourth quarter, its 101st gain in the 128 quarters since its 1989 inception, bringing YTD performance to 5.15% and 4.87% respectively. The Merger Fund VL posted a 4.63% return for the quarter, bringing YTD performance to 7.38%.  The Merger Fund® invested in 228 transactions during the quarter and had one terminated deal, RentPath LLC, a property listing website business, which was to be acquired by CoStar Group (-0.06%).  The deal was blocked by the Federal Trade Commission (“FTC”) citing concerns that the acquisition would eliminate competition, which currently benefits both renters and property managers. Reflecting a roughly 6:1 ratio of winners to losers, 194 positions posted positive gains while 34 had negative marks-to-market. As of the end of December, the fund held 159 positions and was approximately 98% invested.

As we have done in connection with past lawsuits, we conducted fundamental and litigation research and determined to hold our investments in two deals where the buyer sued to terminate the transaction, and which became our two largest profit contributors for the quarter. Tiffany & Co. contributed 0.60% and Taubman Centers Inc. added 0.52% to performance. These transactions, which subsequently closed at renegotiated prices, epitomize the panic spread-widening seen in the market at the height of the COVID crisis.  Additional contributors included Morgan Stanley/Eaton Vance (0.10%) as well as several SPACs, led by Kensington Capital Acquisition Corp. (0.30%) and Longview Acquisition Corp. (0.25%).

The S&P 500 had an outsized 12.15% return during the quarter, resulting in a negative mark of 0.25% from the macro portfolio hedge, our largest detractor.  Additional mark-to-markets losses due to spread widening came from Qiagen NV/Thermo Fisher Scientific (-0.12%), Willis Towers Watson PLC/Aon PLC (-0.10), and the aforementioned RentPath LLC (-0.06).

EVENT DRIVEN

The WCM Alternatives: Event-Driven Fund returned 10.46% and 10.32% for the Institutional and Investor share classes, respectively, during the quarter, bringing its YTD gain to 6.55% and 6.30%. During the period, the fund participated in 260 events with 223 positions posting gains versus 37 positions with negative marks-to-market. The Fund was fully invested at quarter-end.

Similar to The Merger Fund®, the biggest winners were Kensington Capital/QuantumScape Corp (1.36%), Taubman Centers Inc/Simon Property Group Inc (0.61%), Tiffany & Co/LVMH Moet Hennessy Louis Vuitton SE (0.60%), Pivotal Investment Corporation II (0.45%), and Longview Acquisition Corp. (0.34%).

The largest detractors were RentPath LLC (-0.30%), Macro Portfolio Hedge (-0.24%), Celgene Corp/Bristol-Myers Squibb Contingent Value Right (-0.18%), Qiagen NV/Thermo Fisher Scientific (-0.12%), and Willis Towers Watson PLC/Aon PLC (-0.11%).

CREDIT EVENT

After completing three years of existence, and breaking out of the gate rather slowly, we are pleased to announce that the WCM Alternatives: Credit Event Fund became eligible for a Morningstar rating, and promptly earned 5-stars for both the Overall and 3-year period based on risk-adjusted returns out of 43 long-short credit funds as of 12/31/2020.  Performance in Q4 added 13.61% for the Institutional share class and 13.48% for the Investor share class, ending the year up 15.89% and 15.99%, respectively.  This return is ahead of our anticipated run rate; however, our objective is to opportunistically capitalize on occasional situations and trends that appear to reflect market inefficiencies. Fortunately for us, there were several such opportunities during the quarter, and winners outnumbered losers by more than 13:1. In fact, a large portion of the Fund's gains were generated by appreciation in its SPAC investments, which may nor may not be repeatable. The Fund invested in 131 situations throughout the quarter, only 9 of which produced negative marks. As of December 31st the Fund had 106 credit-related event investments in the portfolio, including multiple SPAC positions.

In the winner’s column, Bombardier earned 0.72% as the bonds continued to rally after receiving all regulatory clearances for Alstom to purchase Bombardier’s rail asset.  The deal is expected to be completed mid-February of 2021.  Bombardier will receive proceeds of €5.3 billion, which will be used to pay down some of the outstanding Bombardier debt; Cengage Learning and McGraw-Hill term loans (0.35%) continued to outperform as back-to-school revenues outperformed initial downbeat expectations.  McGraw-Hill successfully enacted a consent to partially pay down its debt, extend some of its maturities and increase coupons.  Additional positive contributors included:  Ingram Micro debt (0.25%) which we purchased ahead of Platinum Equity completing its purchase of

Ingram from China’s HNA Group.  We bought the bonds at 107.25 and as of the date of this letter they are now trading at 115+; Claire’s Stores Term Loans (0.27%) and Genesis Energy bonds (0.26%) continue to outperform as their expected market re-rating continued; GMAC and SLM Corp Preferreds contributed as well as the companies’ restructured their balance sheets and their corporate environment improved.
In SPACs, the most significant contributor was Kensington Capital (KCAC) which merged with QuantumScape Corp. (QS).  The KCAC shares (which we sold) and the QS shares we purchased through a PIPE (Private Investment in a Public Equity) traded significantly above the $10 offering price.  Despite hedging 72% of the position, the position contributed 2.23%.

The largest detractor was the RentPath term loan which cost the Fund –1.29%.  As mentioned previously, the FTC blocked the CoStar Group’s acquisition of RentPath.  RentPath later terminated the deal in order to exit Chapter 11 as a standalone entity.  Upon the termination, the RentPath term loan declined from the low-70s to the mid-40s.

OUTLOOK

Although there remains uncertainty regarding the track of the corona virus recovery, as of the date of this letter we perceive economic green shoots and increased stability, so we remain optimistic regarding the outlook for the balance of 2021 and beyond.

The drivers of our past optimism remain in place. Here are some highlights:

•	Corporate balance sheets contain close to record levels of cash. Acquisitions are seen as an efficient and often accretive use of corporate liquidity.

•	Cheap financing options and greater availability of capital will probably also facilitate M&A activity and drive cash bids in 2021.

•	Share-for-share deals should continue as well, fueled by high equity valuations.

•
With favorable access to capital, opportunistic buyers will likely target highly-impacted industries, leading to a meaningful rise in hostile/unsolicited deals. Strategic assets could also see competing bidders.

•	Private equity firms still hold a record $1.9T in dry powder, more than double the levels post the 2008 global financial crisis.

•	Corporate defaults in 2020 have surpassed the 2019 tally and lie at record highs.

•	High corporate defaults may present opportunities for potential bidders to pick up distressed assets, whether they be full or partial companies.

We look back at 2020 with satisfaction that we were able to provide the stable and uncorrelated investment profile that we strive to produce and have guided our investors to expect.  We believe our partnership with Virtus will only strengthen our ability to continue our 30-year track record of low volatility and absolute returns in a variety of market environments.

Please feel free to take us up on our offer to ask us questions directly. Our shareholder services, product specialist and distribution team of Jody Harris-Stern, Tom Macior, JT Fucigna and Reny Mathew stand ready to discuss any investment matter including the tie-up with Virtus, as do we.

We appreciate your support and will continue to be available should any of our investors have questions or comments.

Roy Behren	Mike Shannon

IMPORTANT DISCLOSURES

Before investing in The Merger Fund®, WCM Alternatives: Event-Driven Fund, and/or WCM Alternatives: Credit Event Fund, carefully consider the investment objectives, risks, charges, and expenses.  For a prospectus or summary prospectus containing this and other information, please call (800) 343-8959.  Please read the prospectus carefully before investing.  The Merger Fund VL is available through variable products offered by third-party insurance companies. For a prospectus containing information for any variable annuity or variable life product that invests in The Merger Fund VL, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds.  Please read it carefully before investing.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund® as of December 31, 2020, were: Willis Towers Watson Public Limited Co. (5.66%), Altaba Inc. (5.27%), Varian Medical Systems, Inc. (5.00%), Tiffany & Co. (4.67%), Slack Technologies, Inc. (3.78%), Fiat Chrysler Automobiles N.V. (3.58%), Eaton Vance Corp. (3.47%), Inphi Corporation (3.36%), Maxim Integrated Products, Inc. (3.33%), IHS Markit Ltd. (3.27%).  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund VL as of December 31, 2020, were:  Willis Towers Watson Public Limited Co. (5.83%), Altaba Inc. (5.23%), Varian Medical Systems, Inc. (5.01%), Tiffany & Co. (4.68%), Slack Technologies, Inc. (3.78%), Fiat Chrysler Automobiles N.V. (3.61%), Inphi Corporation (3.40%), Maxim Integrated Products, Inc. (3.36%), Eaton Vance Corp. (3.33%), IHS Markit Ltd. (3.29%).  The Ten Largest Positions as a Percent of Net Assets for WCM Alternatives: Event-Driven Fund as of December 31, 2020, were: Altaba Inc. (5.81%), Willis Towers Watson Public Limited Co. (5.75%), Tiffany & Co. (4.46%), Slack Technologies, Inc. (4.40%), Varian Medical Systems, Inc. (4.10%), Fiat Chrysler Automobiles N.V. (3.92%), Inphi Corporation (3.86%), Maxim Integrated Products, Inc. (3.64%), DuPont de Nemours, Inc. (3.25%), Alexion Pharmaceuticals, Inc. (3.19%).  The Ten Largest Positions as a Percent of Net Assets for WCM Alternatives: Credit Event Fund as of December 31, 2020, were: QuantumScape Corporation (13.03%), Refinitiv US Holdings Inc. (5.33%), Altaba Inc. (5.00%), WPX Energy (4.17%), Gogo International Holdings LLC (3.89%), APX Group (3.88%), Bombardier Inc. (3.66%), Claire’s Stores (3.57%), Qell Acquisition Corp. (3.33%), Watts Guerra PCG (3.31%).

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Merger‐arbitrage and event‐driven investing involve the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue, or other events, will prove incorrect and that the Funds’ return on the investment will be negative. Investments in foreign companies may entail political, cultural, regulatory, legal, and tax risks different from those associated with comparable transactions in the United States. The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long‐only funds. Increased portfolio turnover may result in higher brokerage commissions, dealer mark‐ups, and other transaction costs. The higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. The Funds’ may enter into short sale transactions for, among other reasons, purposes of protecting against a decline in the market value of the acquiring company’s shares prior to the acquisition completion. If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment, and the financial condition of the issuer, including the issuer’s credit rating or financial performance. Derivatives may create leverage which will amplify the effect of the performance of those instruments on the Funds and may produce significant losses. The Funds’ hedging strategy will be subject to the Funds’ investment adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.  Investments in lower-rated and non-rated securities present a great risk of loss to principal and interest than higher-rated securities.

The WCM Alternatives: Credit Event Fund is non-diversified and therefore has a greater potential to realize losses upon the occurrence of adverse events affecting an issuer in its portfolio.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

The views expressed are as of February 1, 2021, and are a general guide to the views of Westchester Capital Management, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.  Distributions are not guaranteed. This document does not replace portfolio and fund-specific materials.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity, and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics.

The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns.  While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.  As of December 31, 2020, The Merger Fund® was rated against the following numbers of U.S.-domiciled Market Neutral funds over the following time periods: 92 funds in the last three years, 72 funds in the last five years, and 23 funds in the last ten years.  With respect to these Market Neutral funds, The Merger Fund® – Investor share class (MERFX) received a Morningstar Rating of 4 stars, 4 stars and 4 stars for the three-, five- and ten-year periods, respectively. The Merger Fund® – Institutional share class (MERIX) received a Morningstar rating of 5 stars, 4 stars and  4 stars for the three-, five- and ten-year periods, respectively. Ten-year ratings are Extended Performance Ratings computed by Morningstar using historical adjusted returns prior to the 8/1/2013 inception date of MERIX and reflect the historical performance of MERFX, (inception date 1/31/1989), adjusted to reflect the fees and expenses of the Institutional shares.  As of December 31, 2020, WCM Alternatives: Event-Driven Fund was rated against the following numbers of U.S.-domiciled Multi Alternative funds over the following periods: 244 funds in the last three years and 189 funds in the last five years. With respect to these Multi Alternative funds, WCM Alternatives: Event-Driven Fund – Institutional share class (WCEIX) received a Morningstar Rating of 5 stars and 4 stars for the three- and five-year periods, respectively. WCM Alternatives: Event-Driven Fund – Investor share class (WCERX) received a Morningstar Rating of 4 stars and 4 stars for the three- and five-year periods, respectively.  5-year ratings are Extended Performance Ratings computed by Morningstar using historical adjusted returns prior to the 3/22/2017 inception date of WCERX and reflect the historical performance of WCEIX, (inception date 1/2/2014), adjusted to reflect the fees and expenses of the Investor shares. As of December 31, 2020, The WCM Alternatives: Credit Event Fund was rated against the following number of U.S.-domiciled Long-Short Credit Funds over the following time period: 43 funds in the last three years.  With respect to these funds, The Institutional and Investor Class received 5 stars, respectively.  © 2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. An absolute return fund may not achieve its goals and may underperform during periods of strong positive market performance.

A number of the comments in this document are based on current expectations and are considered “forward-looking statements”. Actual future results, however, may prove to be different from expectations. The opinions expressed are a reflection of Westchester Capital Management’s best judgment at the time this document is compiled and any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise is disclaimed. Furthermore, these views are not intended to predict or guarantee the future performance of any individual security, asset class, or markets generally, nor are they intended to predict the future performance of any Westchester Capital Management account, portfolio or fund.

Definitions: The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; The Bloomberg Barclays Aggregate Bond Index is an intermediate-term index comprised of investment-grade bonds. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Morningstar Category:  US Fund Market Neutral is comprised of a universe of funds with similar investment objectives. The Morningstar Category: The US Fund MultiAlternative encompasses funds that have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.  The ICE BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Indices are unavailable for direct investment. The Dow Jones Industrial Average, or simply the Dow, is a stock market index that shows how 30 large, publicly owned companies based in the United States have traded during a standard trading session in the stock market. Nasdaq is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks. Indices are unavailable for direct investment. The Wilshire Liquid Alternative Event Driven IndexSM measures the performance of the event-driven strategy component of The Wilshire Liquid Alternative IndexSM. Event-driven strategies predominantly invest in companies involved in corporate transactions such as mergers, restructuring, distressed, buy-backs, or other capital structure changes. The Wilshire Liquid Alternative Event Driven Index (WLIQAED) is designed to provide a broad measure of the liquid alternative event-driven market.  HFRX Event Driven Index is comprised of investment Managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. DOJ or The United States Department of Justice Antitrust Division is a law enforcement agency responsible for enforcing the antitrust laws of the United States. Standard Deviation is the degree to which returns vary relative to the average return: The higher the standard deviation, the greater the variability of the investment. Beta is a measure of the fund’s sensitivity to market movements.

A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market; Correlation is calculated using R-Squared; which is a measure that represents the percentage of a fund’s movements that can be explained by movements in a benchmark index.  A fund with low R-squared doesn’t act much like the index; A special purpose acquisition company (SPAC) is a corporation formed by private individuals to facilitate investment through an initial public offering (IPO). The proceeds are used to buy one or more existing companies Alpha is used in finance as a measure of performance, indicating when a strategy, trader, or portfolio manager has managed to beat the market return over some period. Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index or benchmark that is considered to represent the market’s movement as a whole.

The Merger Fund®, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund are distributed by Compass Distributors, LLC.  The Merger Fund VL is available through variable products offered by third-party insurance companies and is not affiliated with Compass Distributors, LLC.

DEAL COMPOSITION

The Merger Fund VL (Unaudited)

Type of Buyer		Deal Terms*
Strategic	96.3%	Cash	57.0%
Financial	3.7%	Stock with Fixed Exchange Ratio	20.4%
		Cash & Stock	17.1%
By Deal Type		Stock and Stub(1)	5.5%
Friendly	100.0%	Stock with Flexible
Hostile	—%	Exchange Ratio (Collar)	—%	**

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2020.
**	Less than 0.05%.
(1)	“Stub” includes assets other than cash and stock (e.g., escrow notes).

PORTFOLIO COMPOSITION*

The Merger Fund VL (Unaudited)

By Sector

By Region

*
Data expressed as a percentage of long common stocks, private investments in public equity, preferred stocks, contingent value rights, rights, warrants, bank loans, convertible bonds, corporate bonds and long total return swap contract positions as of December 31, 2020. Data expressed excludes special purpose acquisition companies, escrow notes, short- term investments, securities sold short, written and purchased options, forward currency exchange contracts and short total return swap contracts (which in total represents 30.1% of the Fund’s net assets as of December 31, 2020). Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND VL AND THE ICE BofA INDEX (Unaudited)

THE MERGER FUND VL
AVERAGE ANNUAL TOTAL RETURN
as of December 31, 2020

	1 Year	3 Year	5 Year	10 Year
The Merger Fund VL	7.38%	6.88%	5.11%	3.31%
ICE BofA Index	0.67%	1.61%	1.20%	0.64%

This chart assumes an initial gross investment of $10,000 made on December 31, 2010. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“ICE BofA Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding U.S. Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The index is unmanaged and does not include any expenses, fees or sales charges. It is not possible to invest directly in an index.

The Merger Fund VL
EXPENSE EXAMPLE
December 31, 2020 (Unaudited)

As a shareholder of The Merger Fund VL (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund specific expenses. The expense example is intended to help a shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period. The example below includes, among other fees, management fees, fund accounting, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses or extraordinary expenses. In addition, charges and expenses at the insurance company separate account level are not reflected.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

The Merger Fund VL
EXPENSE EXAMPLE (continued)
December 31, 2020 (Unaudited)

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense	Account	Account	During Period
	Ratio	Value	Value	7/1/20 —
	12/31/20	7/1/20	12/31/20	12/31/20(1)
Actual Expenses(2)(3)	1.48%	$1,000.00	$1,071.90	$7.71
Hypothetical Example
for Comparison Purposes
(5% return before
expenses)(3)	1.48%	$1,000.00	$1,017.70	$7.51

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.
(2)	Based on the actual returns of 7.19% for the six-month period ended December 31, 2020.
(3)
Excluding dividends and interest and borrowing expenses on securities sold short, your actual cost of investment in and your hypothetical cost of investment in the Fund would have been $7.29 and $7.10, respectively.

The Merger Fund VL
SCHEDULE OF INVESTMENTS
December 31, 2020

	Shares	Value
LONG INVESTMENTS — 93.07%

COMMON STOCKS — 53.91%

AEROSPACE & DEFENSE — 0.54%
Aerojet Rocketdyne Holdings, Inc.	5,334	$281,902

APPLICATION SOFTWARE — 4.60%
RealPage, Inc. (a)(j)	4,854	423,463
Slack Technologies, Inc. Class A (a)	46,366	1,958,500
		2,381,963
ASSET MANAGEMENT
& CUSTODY BANKS — 3.48%
Eaton Vance Corporation	25,348	1,721,890
Waddell & Reed Financial, Inc. Class A	3,065	78,065
		1,799,955
BIOTECHNOLOGY — 3.10%
Alexion Pharmaceuticals, Inc. (a)	10,275	1,605,366

CHEMICALS — 0.30%
DuPont de Nemours, Inc. (e)(j)	2,200	156,442

CONSTRUCTION MACHINERY
& HEAVY TRUCKS — 2.80%
Navistar International Corporation (a)	32,964	1,449,097

ELECTRONIC EQUIPMENT
& INSTRUMENTS — 0.95%
Fitbit, Inc. Class A (a)(j)	72,231	491,171

HEALTH CARE EQUIPMENT — 5.01%
Varian Medical Systems, Inc. (a)(e)	14,815	2,592,773

INSURANCE BROKERS — 5.83%
Willis Towers Watson plc (b)(e)	14,325	3,017,991

INTEGRATED TELECOMMUNICATION
SERVICES — 0.21%
Cincinnati Bell, Inc. (a)	7,051	107,739

INTERACTIVE MEDIA & SERVICES — 1.02%
58.Com, Inc. — ADR (a)(d)(g)(l)	17,750	497,000
Sogou, Inc. — ADR (a)	3,761	30,652
		527,652
INTERNET & DIRECT MARKETING RETAIL — 2.51%
Grubhub, Inc. (a)(f)	17,420	1,300,403

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
IT CONSULTING & OTHER SERVICES — 1.19%
Virtusa Corporation (a)	12,021	$614,634

LIFE & HEALTH INSURANCE — 0.04%
American Equity Investment
Life Holding Company (j)	260	7,192
Genworth Financial, Inc. Class A (a)	4,159	15,721
		22,913
MULTI-LINE INSURANCE — 1.50%
National General Holdings Corporation	22,664	774,655

OIL & GAS EXPLORATION
& PRODUCTION — 2.08%
Concho Resources, Inc.	18,446	1,076,324

PACKAGED FOOD — 0.14%
Whole Earth Brands, Inc. (a)	6,811	74,240

REITs — 0.06%
Broadmark Realty Capital, Inc.	2,814	28,703

RESEARCH & CONSULTING SERVICES — 3.29%
IHS Markit Ltd. (b)	18,929	1,700,392

SEMICONDUCTORS — 9.30%
Inphi Corporation (a)(e)	10,973	1,760,837
Maxim Integrated Products, Inc.	19,606	1,738,072
Xilinx, Inc.	9,274	1,314,775
		4,813,684
SPECIALTY STORES — 4.68%
Tiffany & Company (e)	18,442	2,424,201

WIRELESS TELECOMMUNICATION
SERVICES — 1.28%
NTT DOCOMO, Inc. (b)(f)	17,496	660,834
TOTAL COMMON STOCKS (Cost $26,460,732)		27,903,034

	Shares/Units
SPECIAL PURPOSE
ACQUISITION COMPANIES — 18.17% (a)
ACE Convergence Acquisition
Corporation Class A (b)	24,500	250,390
Ajax I Class A (b)	21,708	269,396

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares/Units	Value
Apollo Strategic Growth Capital Class A (b)	14,348	$156,824
Artius Acquisition, Inc. Class A (b)	24,953	265,250
Ascendant Digital Acquisition
Corporation Class A (b)	3,707	38,034
Avanti Acquisition Corporation (b)	3,600	39,024
Avanti Acquisition Corporation Class A (b)	5,116	52,592
Bespoke Capital Acquisition
Corporation Class A (b)	23,901	242,595
Burgundy Technology
Acquisition Corporation (b)	857	9,667
Burgundy Technology Acquisition
Corporation Class A (b)	15,412	160,439
CC Neuberger Principal
Holdings I Class A (b)	19,666	213,179
CC Neuberger Principal
Holdings II Class A (b)	10,371	107,858
CHP Merger Corporation Class A	1,090	11,183
Churchill Capital Corporation II Class A	7,073	73,206
Churchill Capital Corporation IV Class A	19,390	194,094
Cohn Robbins Holdings
Corporation Class A (b)	17,631	183,539
CONX Corporation	8,819	92,159
Crescent Acquisition Corporation Class A	2,928	30,598
D8 Holdings Corporation Class A (b)	24,400	247,904
DFP Healthcare Acquisitions
Corporation Class A	848	9,158
dMY Technology Group, Inc. II Class A	1,831	32,207
E.Merge Technology Acquisition
Corporation Class A	16,998	173,890
Equity Distribution Acquisition Corporation	2	21
Equity Distribution Acquisition
Corporation Class A	24,951	255,498
Falcon Capital Acquisition
Corporation Class A	9,199	96,957
FirstMark Horizon Acquisition
Corporation Class A	5,000	57,000
Frazier Lifesciences
Acquisition Corporation (b)	1,900	19,722
FTAC Olympus Acquisition
Corporation Class A (b)	124,545	1,282,813

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares/Units	Value
Fusion Acquisition Corporation Class A	22,970	$259,561
GigCapital3, Inc.	2,168	28,574
Golden Falcon Acquisition Corporation	4,958	51,563
Gores Holdings IV, Inc. Class A (j)	1,146	15,047
Gores Holdings V, Inc.	2,713	29,219
Gores Holdings V, Inc. Class A	5,246	54,558
GS Acquisition Holdings
Corporation II Class A	12,092	131,803
Healthcare Services Acquisition Corporation	6,431	65,725
Highcape Capital Acquisition Corporation	1	10
Highcape Capital Acquisition
Corporation Class A (f)	39,999	408,990
Highland Transcend Partners I Corporation (b)	50,169	526,774
Holicity, Inc.	237	2,462
Holicity, Inc. Class A	2,746	27,762
Hudson Executive Investment
Corporation Class A	41,170	445,048
InterPrivate Acquisition Corporation	1,498	21,781
Jaws Spitfire Acquisition Corporation (b)	27,912	308,428
Juniper Industrial Holdings, Inc. Class A	38,277	409,947
LGL Systems Acquisition Corporation Class A	14,098	142,672
Live Oak Acquisition Corporation II	500	5,425
Montes Archimedes Acquisition Corporation	2,901	30,460
Motive Capital Corporation (b)	10,195	107,455
Oaktree Acquisition Corporation Class A (b)	96	1,402
Osprey Technology Acquisition
Corporation Class A	2,525	26,437
Pershing Square Tontine
Holdings Ltd. Class A	1,228	34,040
Prime Impact Acquisition I (b)	57	605
Prime Impact Acquisition I Class A (b)	6,492	65,569
QELL Acquisition Corporation (b)	1,423	18,855
RedBall Acquisition Corporation Class A (b)	5,194	56,563
Replay Acquisition Corporation (b)	3,448	35,859
Revolution Acceleration
Acquisition Corporation	1,326	13,804
Senior Connect Acquisition Corporation I	4,566	46,984
Social Capital Hedosophia Holdings
Corporation III Class A (b)	780	13,081
Spartan Acquisition Corporation II	37,458	404,546

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares/Units	Value
Sports Entertainment
Acquisition Corporation	2,169	$23,317
Sports Entertainment Acquisition
Corporation Class A	7,247	73,340
Subversive Capital Acquisition
Corporation Class A (b)	34,893	353,117
Tailwind Acquisition Corporation Class A	15,365	159,642
TPG Pace Tech Opportunities Corporation (b)	296	3,363
TPG Pace Tech Opportunities
Corporation Class A (b)	1,243	13,797
TWC Tech Holdings II Corporation Class A	5,484	57,747
Union Acquisition Corporation II (b)	14	146
VG Acquisition Corporation Class A (b)	12,339	141,035
Vy Global Growth (b)	4,221	45,418
Vy Global Growth Class A (b)	4,919	51,256
Yucaipa Acquisition Corporation Class A (b)	12,623	127,492
TOTAL SPECIAL PURPOSE
ACQUISITION COMPANIES (Cost $8,745,388)		9,405,876

	Shares
PRIVATE INVESTMENT IN
PUBLIC EQUITY — 1.32% (a)(d)(g)(m)
QuantumScape Corporation	9,000	684,045
TOTAL PRIVATE INVESTMENT
IN PUBLIC EQUITY (Cost $90,000)		684,045

PREFERRED STOCKS — 0.10% (f)
Taubman Centers, Inc., 6.250%, Series J	981	24,640
Taubman Centers, Inc., 6.500%, Series J	979	24,594
TOTAL PREFERRED STOCKS (Cost $49,469)		49,234

CONTINGENT VALUE RIGHTS — 0.10% (a)(f)
Alder Biopharmaceuticals, Inc.	31,310	43,051
Ligand Pharmaceuticals	7,028	7,907
Media General, Inc. (e)	8,397	336
TOTAL CONTINGENT VALUE RIGHTS (Cost $0)		51,294

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
RIGHTS — 0.01% (a)
Bristol-Myers Squibb Company	6,945	$4,793
TOTAL RIGHTS (Cost $24,452)		4,793

WARRANTS — 0.75% (a)
ACE Convergence Acquisition
Corporation Class A
Expiration: September 2027,
Exercise Price: $11.50 (b)	12,250	17,028
AerSale Corporation
Expiration: December 2025,
Exercise Price: $11.50	4,405	8,193
Akazoo S.A.
Expiration: December 2024,
Exercise Price: $11.50 (b)(d)(g)	2,642	—
Artius Acquisition, Inc. Class A
Expiration: July 2026,
Exercise Price: $11.50 (b)	8,091	17,800
CC Neuberger Principal Holdings I Class A
Expiration: December 2025,
Exercise Price: $11.50 (b)	2,023	4,754
CEC Brands LLC
Expiration: December 2022,
Exercise Price: $21.88 (d)(g)	2,163	2,100
CHP Merger Corporation Class A
Expiration: November 2024,
Exercise Price: $11.50	545	709
Churchill Capital Corporation IV Class A
Expiration: September 2025,
Exercise Price: $11.50	3,878	5,895
Cohn Robbins Holdings Corporation Class A
Expiration: August 2025,
Exercise Price: $11.50 (b)	3,302	5,944
D8 Holdings Corporation Class A
Expiration: August 2027,
Exercise Price: $11.50 (b)	12,200	12,810
E.Merge Technology Acquisition
Corporation Class A
Expiration: July 2025,
Exercise Price: $11.50	5,666	8,556

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
Equity Distribution Acquisition
Corporation Class A
Expiration: September 2025,
Exercise Price: $11.50	8,317	$14,884
FTAC Olympus Acquisition
Corporation Class A
Expiration: August 2025,
Exercise Price: $11.50 (b)	41,515	78,879
Fusion Acquisition Corporation Class A
Expiration: June 2027,
Exercise Price: $11.50	11,485	29,402
GCM Grosvenor, Inc. Class A
Expiration: November 2025,
Exercise Price: $11.50	2,390	4,294
GigCapital3, Inc.
Expiration: July 2025,
Exercise Price: $11.50	2,880	10,051
Highcape Capital Acquisition
Corporation Class A
Expiration: September 2027,
Exercise Price: $11.50	13,333	15,200
Hudson Executive Investment
Corporation Class A
Expiration: June 2025,
Exercise Price: $11.50	17,327	29,872
International General Insurance Holdings Ltd.
Expiration: March 2025,
Exercise Price: $11.50 (b)	4,193	3,312
InterPrivate Acquisition Corporation
Expiration: October 2024,
Exercise Price: $11.50	2,733	11,205
Juniper Industrial Holdings, Inc. Class A
Expiration: November 2026,
Exercise Price: $11.50	20,322	37,392
LGL Systems Acquisition Corporation Class A
Expiration: November 2026,
Exercise Price: $11.50	7,049	11,419
Longview Acquisition Corporation Class A
Expiration: June 2025,
Exercise Price: $11.50	3,511	23,137

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
Pershing Square Tontine Holdings Ltd. Class A
Expiration: July 2025,
Exercise Price: $23.00	136	$1,306
VG Acquisition Corporation Class A
Expiration: September 2025,
Exercise Price: $11.50 (b)	4,113	10,899
Whole Earth Brands, Inc.
Expiration: June 2025,
Exercise Price: $11.50	9,659	13,329
XL Fleet Corporation
Expiration: June 2025,
Exercise Price: $11.50	911	7,379
TOTAL WARRANTS (Cost $288,871)		385,749

	Principal
	Amount
BANK LOANS — 2.24%
Cengage Learning Holdings II, Inc.
5.250% (3 Month U.S.
LIBOR + 4.250%), 6/7/2023 (f)(i)	$157,268	151,273
McGraw-Hill Global Education Holdings LLC
5.000% (3 Month U.S.
LIBOR + 4.000%), 5/4/2022 (f)(i)	157,346	153,707
Refinitiv U.S. Holdings, Inc.
3.396% (1 Month U.S.
LIBOR + 3.250%), 10/1/2025 (f)(i)	429,920	429,741
RentPath LLC
8.000% (3 Month U.S.
LIBOR + 4.750%), 12/17/2021 (f)(i)(k)	305,000	148,688
8.000% (1 Month U.S.
LIBOR + 7.000%), 12/14/2025 (f)(i)	14,246	13,320
Watts Guerra LLP
8.000%, 12/31/2022 (g)	264,000	264,000
TOTAL BANK LOANS (Cost $1,290,111)		1,160,729

CONVERTIBLE BONDS — 0.21% (f)
Macquarie Infrastructure Corporation
2.000%, 10/1/2023	108,000	107,730
TOTAL CONVERTIBLE BONDS (Cost $105,900)		107,730

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Principal
	Amount	Value
CORPORATE BONDS — 5.00% (f)
Cincinnati Bell, Inc.
7.000%, 7/15/2024 (h)	$56,000	$58,414
8.000%, 10/15/2025 (h)	181,000	193,331
EIG Investors Corporation
10.875%, 2/1/2024	172,000	178,471
Gogo Intermediate Holdings LLC /
Gogo Finance Company, Inc.
9.875%, 5/1/2024 (h)	289,000	309,986
Ingram Micro, Inc.
5.450%, 12/15/2024	230,000	264,782
Navistar International Corporation
6.625%, 11/1/2025 (h)	255,000	267,470
Nielsen Finance LLC /
Nielsen Finance Company
5.000%, 4/15/2022 (h)	61,000	61,221
Parsley Energy LLC /
Parsley Finance Corporation
5.250%, 8/15/2025 (h)	67,000	69,948
5.625%, 10/15/2027 (h)	345,000	378,120
Refinitiv U.S. Holdings, Inc.
6.250%, 5/15/2026 (h)	67,000	71,648
8.250%, 11/15/2026 (h)	386,000	421,705
Stars Group Holdings BV /
Stars Group US Co-Borrower LLC
7.000%, 7/15/2026 (b)(h)	80,000	84,350
WPX Energy, Inc.
5.875%, 6/15/2028	207,000	225,899
TOTAL CORPORATE BONDS (Cost $2,523,369)		2,585,345

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
PURCHASED OPTIONS — 0.04% (a)

PURCHASED CALL OPTIONS — 0.00% (a)
CBOE Volatility Index
Expiration: January 2021,
Exercise Price: $30.00	13	$29,575	$1,690
			1,690

PURCHASED PUT OPTIONS — 0.04% (a)
DuPont de Nemours, Inc.
Expiration: January 2021,
Exercise Price: $52.50	22	156,442	110
Expiration: February 2021,
Exercise Price: $52.50	7	49,777	210
iShares U.S. Medical Devices ETF
Expiration: January 2021,
Exercise Price: $295.00	24	785,520	1,380
SPDR S&P 500 ETF Trust
Expiration: January 2021,
Exercise Price: $360.00	25	934,700	4,975
Expiration: January 2021,
Exercise Price: $365.00	13	486,044	3,523
Expiration: January 2021,
Exercise Price: $370.00	31	1,159,028	11,687
			21,885
TOTAL PURCHASED OPTIONS (Cost $98,297)			23,575

	Shares
ESCROW NOTES — 5.23% (a)(f)
Allergro Merger Corporation	2,503		64
Altaba, Inc.	185,984		2,707,616
AMR Corporation	7,668		652
TOTAL ESCROW NOTES (Cost $2,078,762)			2,708,332

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
SHORT-TERM INVESTMENTS — 5.99%

MONEY MARKET FUNDS — 5.99% (c)
Goldman Sachs Government Fund,
Institutional Share Class, 0.03%	2,528,000	$2,528,000
JPMorgan U.S. Government Money Market
Fund, Institutional Share Class, 0.03%	572,078	572,078
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,100,078)		3,100,078
TOTAL LONG INVESTMENTS
(Cost $44,855,429) — 93.07%		48,169,814

SHORT INVESTMENTS — (5.56)%

COMMON STOCKS — (5.28)%

APPLICATION SOFTWARE — (0.02)%
Salesforce.com, Inc.	(49)	(10,904)

AUTO PARTS & EQUIPMENT — (0.12)%
QuantumScape Corporation	(750)	(63,337)

CABLE & SATELLITE — (0.00)%
Liberty Broadband Corporation Class C	(1)	(158)

FINANCIAL EXCHANGES & DATA — (3.41)%
S&P Global, Inc.	(5,371)	(1,765,609)

LIFE SCIENCES TOOLS & SERVICES — (0.11)%
Qiagen N.V. (b)	(1,064)	(56,233)

PHARMACEUTICALS — (1.03)%
AstraZeneca plc — ADR	(10,666)	(533,193)

SEMICONDUCTORS — (0.59)%
Advanced Micro Devices, Inc.	(1,936)	(177,551)
Marvell Technology Group Ltd. (b)	(2,630)	(125,030)
		(302,581)
TOTAL COMMON STOCKS
(Proceeds $2,664,652)		(2,732,015)

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Principal
	Amount	Value
CORPORATE BONDS — (0.28)% (f)
Devon Energy Corporation
5.850%, 12/15/2025	$(125,000)	$(146,980)
TOTAL CORPORATE BONDS
(Proceeds $139,491)		(146,980)
TOTAL SHORT INVESTMENTS
(Proceeds $2,804,143) — (5.56)%		(2,878,995)
TOTAL NET INVESTMENTS
(Cost $42,051,286) — 87.51%		45,290,819
OTHER ASSETS IN
EXCESS OF LIABILITIES — 12.49%		6,462,631
TOTAL NET ASSETS — 100.00%		$51,753,450

ADR – American Depository Receipt	plc – Public Limited Company
ETF – Exchange-Traded Fund	REITs – Real Estate Investment Trusts
LIBOR – London Interbank Offered Rate
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2020.
(d)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contracts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2020, these securities represent 3.70% of total net assets.

(i)	The coupon rate shown on variable rate securities represents the rate as of December 31, 2020.
(j)	This security is held in connection with a written option contract.
(k)	Default or other conditions exist and the security is not presently accruing income.
(l)
Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2020, this common stock had a cost of $487,291 and its market value represented 0.96% of total net assets. The Fund’s adviser perfected its appraisal rights over this security as of 8/31/2020.

(m)
Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2020, this common stock had a cost of $90,000 and its market value represented 1.32% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
WRITTEN CALL OPTIONS
American Equity Investment
Life Holding Company
Expiration: February 2021,
Exercise Price: $25.00	(1)	$(2,766)	$(400)
Expiration: May 2021,
Exercise Price: $25.00	(1)	(2,766)	(420)
CBOE Volatility Index
Expiration: January 2021,
Exercise Price: $40.00	(13)	(29,575)	(780)
DuPont de Nemours, Inc.
Expiration: January 2021,
Exercise Price: $57.50	(15)	(106,665)	(20,550)
Expiration: February 2021,
Exercise Price: $62.50	(7)	(49,777)	(6,510)
Fitbit, Inc. Class A
Expiration: January 2021,
Exercise Price: $8.00	(42)	(28,560)	(42)
Expiration: February 2021,
Exercise Price: $8.00	(144)	(97,920)	(432)
Expiration: February 2021,
Exercise Price: $9.00	(2)	(1,360)	(6)
Expiration: May 2021,
Exercise Price: $8.00	(14)	(9,520)	(91)
Expiration: May 2021,
Exercise Price: $10.00	(6)	(4,080)	(24)
Expiration: May 2021,
Exercise Price: $12.00	(42)	(28,560)	(84)
Gores Holdings IV, Inc. Class A
Expiration: January 2021,
Exercise Price: $12.50	(5)	(6,565)	(750)
RealPage, Inc.
Expiration: January 2021,
Exercise Price: $90.00	(13)	(113,412)	(13)
Expiration: February 2021,
Exercise Price: $90.00	(18)	(157,032)	(315)
SPDR S&P 500 ETF Trust
Expiration: January 2021,
Exercise Price: $380.00	(36)	(1,345,968)	(8,100)
			(38,517)

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
WRITTEN PUT OPTIONS
CBOE Volatility Index
Expiration: January 2021,
Exercise Price: $20.00	(13)	$(29,575)	$(780)
SPDR S&P 500 ETF Trust
Expiration: January 2021,
Exercise Price: $345.00	(19)	(710,372)	(1,577)
Expiration: January 2021,
Exercise Price: $350.00	(44)	(1,645,072)	(4,796)
			(7,153)
TOTAL WRITTEN OPTIONS
(Premiums received $46,559)			$(45,670)

ETF – Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Forward Currency Exchange Contracts
December 31, 2020

				USD Value at			USD Value at	Unrealized
Settlement		Currency to		December 31,	Currency to		December 31,	Appreciation
Date	Counterparty	be Delivered		2020	be Received		2020	(Depreciation)*
4/9/21	JPM	631,674	AUD	$487,366	452,633	USD	$452,633	$(34,733)
1/5/21	GS	397,624	EUR	485,826	470,542	USD	470,542	(15,284)
1/5/21	GS	51,556	USD	51,556	44,156	EUR	53,951	2,395
2/25/21	GS	67,704	EUR	82,816	82,707	USD	82,707	(109)
2/25/21	JPM	395,868	EUR	484,232	483,580	USD	483,580	(652)
3/17/21	GS	67,704	EUR	82,854	73,922	USD	73,922	(8,932)
3/17/21	GS	80,249	USD	80,249	67,704	EUR	82,855	2,606
5/17/21	JPM	112,304	EUR	137,622	138,082	USD	138,082	460
5/17/21	JPM	6,177	USD	6,177	5,024	EUR	6,157	(20)
6/16/21	GS	72,335	EUR	88,700	88,757	USD	88,757	57
5/12/21	GS	371,294	GBP	508,128	488,018	USD	488,018	(20,110)
5/12/21	GS	48,019	USD	48,019	35,849	GBP	49,060	1,041
5/12/21	JPM	5,742	GBP	7,858	7,501	USD	7,501	(357)
5/13/21	JPM	421,184	GBP	576,407	563,171	USD	563,171	(13,236)
5/18/21	JPM	1,141,096	GBP	1,561,669	1,517,484	USD	1,517,484	(44,185)
5/18/21	JPM	2,054	USD	2,054	1,536	GBP	2,102	48
1/11/21	JPM	603,928	HKD	77,905	77,898	USD	77,898	(7)
1/11/21	JPM	77,898	USD	77,898	603,928	HKD	77,906	8
1/15/21	JPM	359,310	HKD	46,351	46,315	USD	46,315	(36)

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Forward Currency Exchange Contracts
December 31, 2020

				USD Value at			USD Value at	Unrealized
Settlement		Currency to		December 31,	Currency to		December 31,	Appreciation
Date	Counterparty	be Delivered		2020	be Received		2020	(Depreciation)*
1/15/21	JPM	46,355	USD	$46,355	359,310	HKD	$46,351	$(4)
3/2/21	JPM	1,751,104	HKD	225,921	225,898	USD	225,898	(23)
5/4/21	JPM	655,617	HKD	84,584	84,582	USD	84,582	(2)
3/11/21	JPM	96,544,500	JPY	935,762	928,296	USD	928,296	(7,466)
6/23/21	JPM	4,120,800	JPY	39,995	39,734	USD	39,734	(261)
3/9/21	GS	147,620	SEK	17,955	17,839	USD	17,839	(116)
				$6,244,259			$6,105,341	$(138,918)

AUD – Australian Dollar
EUR – Euro
GBP – British Pound
GS – Goldman, Sachs & Co.
HKD – Hong Kong Dollar
JPM – JPMorgan Chase & Co., Inc.
JPY – Japanese Yen
SEK – Swedish Krona
USD – U.S. Dollar
*	Net unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
LONG TOTAL RETURN SWAP CONTRACTS
JPM	Beijing Jingneng
	Clean Energy
	Company Ltd. Class H	12/1/21	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	242,821	$80,041	$(506)
BAML	Bristol-Myers
	Squibb Company	12/22/21	Pay	0.750% +1 Month U.S. LIBOR	Monthly	5,135	9,140	(5,600)
JPM	CAR, Inc.	11/18/21	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	437,776	213,697	(2,558)
JPM	Coca-Cola Amatil Ltd.	10/26/21	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	49,543	439,790	53,946
BAML	Fiat Chrysler
	Automobiles N.V.	2/13/21	Pay	0.444% +1 Month U.S. LIBOR	Monthly	103,796	1,285,138	584,988
GS	G4S plc	10/14/21	Pay	0.500% +1 Month U.S. LIBOR	Monthly	73,149	210,306	43,526
GS	GrandVision N.V.	1/7/21	Pay	0.500% +1 Month U.S. LIBOR	Monthly	12,414	372,041	14,603
JPM	Groupe Bruxelles
	Lambert S.A.	7/20/21	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	1,582	137,364	23,913
JPM	Hitachi Metals Ltd.	12/8/21	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	2,424	35,376	1,378
JPM	NTT DOCOMO, Inc.	11/19/21	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	7,259	270,603	3,495
JPM	Qiagen N.V.	7/23/21	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	1,000	48,654	4,182
BAML	Qiagen N.V.	7/27/21	Pay	0.450% +1 Month U.S. LIBOR	Monthly	10,891	532,131	42,269
GS	Recipharm AB Class B	12/23/21	Pay	0.500% +1 Month U.S. LIBOR	Monthly	671	17,668	224
JPM	RSA Insurance Group plc	11/6/21	Pay	0.300% +3 Month U.S. LIBOR	Quarterly	166,360	1,478,217	62,510
GS	Saracen Mineral
	Holdings Ltd.	11/13/21	Pay	0.500% +1 Month U.S. LIBOR	Monthly	85,217	320,935	(8,931)
GS	Siltronic AG	12/4/21	Pay	0.500% +1 Month U.S. LIBOR	Monthly	571	88,782	567
JPM	Suez	10/9/21	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	6,368	118,730	7,429
JPM	William Hill plc	9/25/21	Pay	0.300% +3 Month U.S. LIBOR	Quarterly	85,555	314,002	1,929
BAML	William Hill plc	11/16/21	Pay	0.450% +1 Month U.S. LIBOR	Monthly	64,145	227,492	9,398

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
SHORT TOTAL RETURN SWAP CONTRACTS
JPM	Advanced Micro
	Devices, Inc.	10/27/21	Pay	(0.600)% + Overnight Banking Rate	Quarterly	(7,024)	$(567,620)	$(76,691)
BAML	Advanced Micro
	Devices, Inc.	11/11/21	Pay	(0.400)% +1 Month U.S. LIBOR	Monthly	(7,019)	(624,458)	(19,310)
JPM	American Airlines
	Group, Inc.	7/20/21	Pay	(0.600)% + Overnight Banking Rate	Quarterly	(70)	(803)	(301)
BAML	Analog Devices, Inc.	7/30/21	Pay	(0.400)% +1 Month U.S. LIBOR	Monthly	(12,352)	(1,441,149)	(383,714)
GS	Aon plc	4/23/21	Pay	(0.350)% + U.S. Federal Funds	Monthly	(15,465)	(3,081,687)	(185,863)
GS	AstraZeneca plc	12/15/21	Pay	(0.350)% + U.S. Federal Funds	Monthly	(11,179)	(568,228)	9,347
JPM	Basket of Swaps	7/20/21	Pay	(0.950)% + Overnight Banking Rate	Quarterly	(1,187)	(134,138)	(25,178)
JPM	ConocoPhillips	10/19/21	Pay	(0.600)% + Overnight Banking Rate	Quarterly	(26,931)	(871,904)	(205,280)
BAML	Just Eat Takeaway	8/27/21	Pay	(0.350)% +1 Month U.S. LIBOR	Monthly	(11,688)	(1,281,764)	(33,173)
BAML	Marvell Technology
	Group Ltd.	10/29/21	Pay	(0.400)% +1 Month U.S. LIBOR	Monthly	(22,863)	(970,585)	(116,388)
BAML	Morgan Stanley	10/15/21	Pay	(0.400)% +1 Month U.S. LIBOR	Monthly	(14,783)	(874,839)	(138,302)
GS	Northern Star
	Resources Ltd.	11/13/21	Pay	(0.400)% + U.S. Federal Funds	Monthly	(32,067)	(322,880)	9,128
BAML	Peugeot S.A.	2/13/21	Pay	(0.350)% +1 Month U.S. LIBOR	Monthly	(59,478)	(1,150,521)	(488,615)
GS	Salesforce.com, Inc.	12/4/21	Pay	(0.350)% + U.S. Federal Funds	Monthly	(3,547)	(797,863)	8,485
JPM	Unilever N.V.	11/17/21	Pay	(0.200)% + Overnight Banking Rate	Quarterly	(2)	(121)	1
								$(809,092)

BAML – Bank of America Merrill Lynch & Co., Inc.	Overnight Banking Rate – Overnight Banking Funding Rate
GS – Goldman, Sachs & Co.	plc – Public Limited Company
JPM – JPMorgan Chase & Co., Inc.	U.S. Federal Funds – U.S. Federal Funds Effective Rate
LIBOR – London Interbank Offered Rate

*	There were no upfront premiums paid or received for the open swap contracts held.
**	Based on the net swap value held at each counterparty, unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

ASSETS:
Investments, at value (Cost $44,855,429)		$48,169,814
Deposits at brokers for securities sold short		2,768,615
Deposits at brokers for other investments		4,658,826
Receivable for investments sold		286,649
Receivable for fund shares issued		260,475
Dividends and interest receivable		56,856
Prepaid expenses and other receivables		228
Total Assets		56,201,463
LIABILITIES:
Securities sold short, at value (Proceeds of $2,804,143)	$2,878,995
Written option contracts, at value
(Premiums received $46,559)	45,670
Payable for forward currency exchange contracts	138,918
Payable for swap contracts	809,092
Payable for investments purchased	478,814
Payable to the investment adviser	30,201
Payable for fund shares redeemed	1,004
Dividends and interest payable	1,893
Accrued expenses and other liabilities	63,426
Total Liabilities		4,448,013
NET ASSETS		$51,753,450
NET ASSETS CONSISTS OF:
Paid-in capital		$46,541,470
Distributable earnings		5,211,980
Total Net Assets		$51,753,450

NET ASSET VALUE and offering price per share*
($51,753,450 / 4,239,777 shares of
beneficial interest outstanding)		$12.21

*	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividend income on long positions
(net of foreign withholding taxes of $20)		$392,565
Interest		217,195
Total investment income		609,760
EXPENSES:
Investment advisory fees	$601,445
Professional fees	94,744
Transfer agent and shareholder servicing agent fees	83,229
Administration fees	27,478
Custody fees	23,491
Fund accounting expenses	15,651
Trustees’ fees and expenses	15,288
Reports to shareholders	15,207
Miscellaneous expenses	11,467
Compliance fees	2,935
Federal registration fees	808
Borrowing expenses on securities sold short	24,954
Dividends and interest on securities sold short	3,527
Total expenses before expense reimbursement by adviser		920,224
Expense reimbursed by adviser (Note 3)		(218,124)
Net expenses		702,100
NET INVESTMENT LOSS		(92,340)
REALIZED AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	2,416,338
Securities sold short	508,831
Written option contracts expired or closed	(72,577)
Forward currency exchange contracts	(190,300)
Swap contracts	346,273
Foreign currency transactions	(23,703)
Net realized gain		2,984,862
Change in unrealized appreciation (depreciation) on:
Investments	1,235,542
Securities sold short	(62,743)
Written option contracts	141,153
Forward currency exchange contracts	(100,822)
Swap contracts	(649,030)
Net change in unrealized appreciation		564,100
NET REALIZED AND CHANGE IN
UNREALIZED GAIN ON INVESTMENTS		3,548,962
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$3,456,622

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019

Net investment income (loss)	$(92,340)	$207,390
Net realized gain on investments,
securities sold short, written option
contracts expired or closed, forward currency
exchange contracts, swap contracts, and
foreign currency transactions	2,984,862	527,851
Net change in unrealized appreciation
on investments, securities sold short,
written option contracts, forward currency
exchange contracts and swap contracts	564,100	1,896,201
Net increase in net assets
resulting from operations	3,456,622	2,631,442

Distributions to shareholders from: (Note 5)
Total dividends and
distributions to shareholders	(132,148)	(2,619,257)

Net increase in net assets from
capital share transactions (Note 4)	466,359	6,302,272
Net increase in net assets	3,790,833	6,314,457

NET ASSETS:
Beginning of year	47,962,617	41,648,160
End of year	$51,753,450	$47,962,617

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.(1)

	Year Ended December 31,
	2020	2019		2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$11.40	$11.36		$10.80	$10.53	$10.47
Income from investment operations:
Net investment income (loss)(2)	(0.02)	0.06		0.14	0.04	(0.07)
Net realized and unrealized
gain on investments	0.86	0.64		0.63	0.23	0.33
Total from investment operations	0.84	0.70		0.77	0.27	0.26
Less distributions:
From net investment income	—	(0.12)		(0.08)	—	(0.08)
From net realized gains	(0.03)	(0.54)		(0.13)	—	(0.12)
Total dividends and distributions	(0.03)	(0.66)		(0.21)	—	(0.20)
Net Asset Value, end of year	$12.21	$11.40		$11.36	$10.80	$10.53
Total Return	7.38%	6.17%		7.09%	2.56%	2.44%
Supplemental data and ratios:
Net assets, end of year (000’s)	$51,753	$47,963		$41,648	$31,990	$31,835
Ratio of gross expenses
to average net assets:
Before expense reimbursement	1.91%	2.43	%(4)	2.57%	2.51%	2.75%
After expense reimbursement	1.46%	1.91	%(4)	1.84%	1.78%	1.99%
Ratio of dividends and interest on
short positions and borrowing
expense on securities sold short
to average net assets	0.06%	0.51	%(4)	0.44%	0.38%	0.59%
Ratio of operating expenses to average
net assets excluding dividends and
interest on short positions and
borrowing expense on securities sold
short (after expense reimbursement)	1.40%	1.40	%(5)	1.40%	1.40%	1.40%
Ratio of net investment income (loss)
to average net assets	(0.19)%	0.48%		1.20%	0.34%	(0.66)%
Portfolio turnover rate(3)	189%	172%		154%	184%	202%

(1)
The figures presented do not reflect any fees or charges imposed by participating life insurance companies under their variable annuity and variable life insurance contracts. If the fees and charges imposed by participating life insurance companies under their variable annuity and variable life insurance contracts were included, the fees and expenses of the Fund would be higher than those shown in the table.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the year.

(4)	The amount for the year ended December 31, 2019 includes 0.05% of legal expenses related to the settlement of an appraisal right.
(5)	The amount for the year ended December 31, 2019 excludes 0.05% of legal expenses related to the settlement of an appraisal right.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2020

Note 1 — ORGANIZATION
The Merger Fund VL (the “Fund”) is a no-load, open-end, diversified investment company organized as a statutory trust under the laws of Delaware on November 22, 2002, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on May 26, 2004. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became the Fund’s investment adviser. Therefore, the performance information included for periods prior to 2011 reflects the performance of Westchester Capital Management, Inc. Roy Behren and Michael Shannon, the Fund’s current portfolio managers, assumed portfolio management duties for the Fund in January 2007. The investment objective of the Fund is to seek to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts. At December 31, 2020, 89.7% of the shares outstanding of the Fund were owned by 3 insurance companies. Activities of these shareholders may have a significant effect on the operations of the Fund.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A.	Investment Valuation
The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Equity securities, including common and preferred stocks, closed-end funds and ETFs, that trade on an exchange will typically be valued based on the last reported sale price. Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price. The securities valued using quoted prices in active markets are classified as Level 1 investments. If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security. These securities are classified as Level 2 investments. Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by an independent pricing vendor. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 p.m. New York time bid and asked prices supplied by a third party vendor. Short-term fixed-income securities having a maturity of less than 60 days are valued at market quotations or based on valuations supplied by a third party pricing service. If a reliable price from a third party pricing service is unavailable, amortized cost may be used if it is determined that the instrument’s amortized cost value represents approximately the fair value of the security. These securities are classified as Level 2 investments.

Investments in Special Purpose Acquisition Companies, including their related units, shares, rights and warrants (each a “SPAC interest”), will typically be valued by reference to the last reported transaction for the composite exchange. These securities are classified as Level 1 investments. If, on a particular day, no reliable market transaction is readily available and reported for the composite exchange, then the mean between the closing bid and asked prices on the composite exchange will be used to value the SPAC interest, or the SPAC interest will be fair valued in accordance with the Fund’s pricing procedures. These securities are classified as Level 2 investments.

Exchange-traded options are typically valued at the higher of the intrinsic value of the option (i.e., what a Fund would pay or can receive upon the option being exercised) or the last reported composite sale price when such sale falls between the bid and asked prices. Notwithstanding the above, options that trade principally on a European exchange are typically valued at the “settlement price” as reported by the exchange on which the option principally trades. If the settlement price for a European exchange-traded option is unreliable or unavailable, the option will generally be valued at the last reported sale price. When the last sale of an exchange-traded option is outside the bid and asked prices, the Fund will typically value the option at the higher of the intrinsic value of the option or the mean between the highest end of day option bid price and the lowest end of day option ask price. On the stipulated expiration date,

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
expiring options will be priced at intrinsic value. Options for which there is an active market are classified as Level 1 investments, but options not listed on an exchange and/or are fair valued in accordance with the Fund’s pricing procedures are classified as Level 2 investments.

Investments in registered open-end investment companies, including Money Market Funds, are typically valued at their reported net asset value (“NAV”) per share. These securities are generally classified as Level 1 investments.

Forward currency contracts are valued at bid prices calculated using an “interpolation” methodology that incorporates foreign-exchange prices for standard forward-settlement periods. These securities are generally classified as Level 2.

In general, swap prices are determined using the same methods as would be used to price the underlying security. When the underlying security is the subject of a completed corporate reorganization for which the final deal terms are known, the swap is priced at the value of the consideration to be received by the Fund. The credit quality of the swap’s counterparties and collateral is monitored and the valuation of a swap may be adjusted if it is believed that the credit quality of the counterparty or collateral affects the market value of the swap position. These securities are generally classified as Level 2 investments.

The Fund typically fair values securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value. For example, the Fund may fair value a security that primarily trades on an exchange that closes before the New York Stock Exchange (“NYSE”) if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes. Fair valuations are determined in good faith by the Valuation Group (the “Valuation Group”), a committee comprised of persons who are officers of the Trust or representatives of the Adviser, acting pursuant to procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. These securities are generally classified as Level 2 or 3 depending on the inputs as described below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of  applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2020. These assets and liabilities are measured on a recurring basis.

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$25,444,797	$1,961,237	$497,000	$27,903,034
Special Purpose Acquisition
Companies	8,996,886	408,990	—	9,405,876
Private Investment in Public Equity	—	—	684,045	684,045
Preferred Stocks	—	49,234	—	49,234
Contingent Value Rights	—	51,294	—	51,294
Rights	4,793	—	—	4,793
Warrants	383,649	—	2,100	385,749
Bank Loans	—	896,729	264,000	1,160,729
Convertible Bonds	—	107,730	—	107,730
Corporate Bonds	—	2,585,345	—	2,585,345
Purchased Option Contracts	23,575	—	—	23,575
Escrow Notes	—	2,708,332	—	2,708,332
Short-Term Investments	3,100,078	—	—	3,100,078
Total	$37,953,778	$8,768,891	$1,447,145	$48,169,814
Liabilities
Short Common Stocks*	$(2,732,015)	$—	$—	$(2,732,015)
Short Corporate Bonds	—	(146,980)	—	(146,980)
Written Option Contracts	(45,670)	—	—	(45,670)
Forward Currency Exchange Contracts**	—	(138,918)	—	(138,918)
Swap Contracts**	—	(809,092)	—	(809,092)
Total	$(2,777,685)	$(1,094,990)	$—	$(3,872,675)

*	Please refer to the Schedules of Investments to view long/short common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by counterparty.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
The Level 2 securities are priced using inputs such as current yields, discount rates, credit quality, yields on comparable securities, trading volume, maturity date, market bid and asked prices, prices on comparable securities and other significant inputs. Level 3 securities are valued by using broker quotes or such other pricing sources or data as are permitted by the Fund’s pricing procedures. At December 31, 2020, the value of these securities was $1,447,145. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs as described in Note 2 A. The appropriateness of fair values for these securities is monitored by the Valuation Group on an ongoing basis.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		Private
		Investment
	Common	in Public			Bank	Escrow	Total
Description	Stocks	Equity	Warrants		Loans	Notes	Investment
Balance as of
December 31, 2019	$—	$—	$—		$—	$1,764	$1,764
Purchases on Investments	487,291	90,000	—		264,000	—	841,291
(Sales) of Investments	—	—	—		—	— *	— *
Realized (Gain) Loss	—	—	—		—	(1,119)	(1,119)
Transfers Into Level 3	—	—	2,100	**	—	—	2,100
(Transfer Out) of Level 3	—	—	—		—	(652)	(652)
Change in Unrealized
Appreciation (Depreciation)	9,709	594,045	—		—	7	603,761
Balance as of
December 31, 2020	$497,000	$684,045	$2,100		$264,000	$—	$1,447,145
Change in unrealized
appreciation (depreciation)
during the year for
Level 3 investments held
at December 31, 2020	$9,709	$594,045	$(105,621)		$—	$(1,112)	$497,021

*	Amount less than $0.50.
**	CEC Brands LLC warrant received as a result of a corporate action.

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, respectively. The net change in unrealized appreciation on investments related to Level 3 securities held by the Fund at December 31, 2020 totals $603,761.

Significant unobservable valuation inputs monitored by the Valuation Group under the supervision of the Board of Trustees for restricted securities or material Level 3 investments as of December 31, 2020 for the Fund are as follows:

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

	Fair Value at		Valuation	Unobservable	Input Values
Description	December 31, 2020		Technique	Input	(Ranges)
Common Stock	$497,000		Projected Final	Discount of Projected	0.00% – 0.01%
			Distribution	Distribution
Private Investment	$684,045		Market Price	Liquidity	10%
in Public Equity			less Discount	Discount
Warrant	$—	*	Projected Final	Value of Final	$0.00 – $0.01
			Exercise Price**	Exercise Price
Warrant	$2,100		Projected Final	Expected Recovery	$0.97
			Exercise Price

*	Amount less than $0.50.
**	Based on the evaluation of the likelihood that the warrant is exercised, the security is being priced at zero.

The table above does not include certain Level 3 investments that are valued by brokers. At December 31, 2020, the net value of these securities was $264,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described herein.

B.	Federal Income Taxes
No provision for federal income taxes has been made since the Fund has complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2020, open Federal and New York tax years include the tax years ended December 31, 2017 through December 31, 2020. The Fund has no tax examination in progress.

C.	Transactions with Brokers
The Fund’s deposits at brokers for securities sold short and deposits at brokers for other investments are with two securities dealers. The Fund is required by the brokers to maintain collateral for securities sold short. The receivable from brokers for securities sold short on the Statement of Assets and Liabilities represents the proceeds from securities sold short that is maintained at the broker. The Fund does not require the brokers to

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Fund may maintain cash deposits at brokers beyond the receivables for short sales. On the Statement of Assets and Liabilities, these are classified as deposits at brokers for other investments. The Fund may be required by the brokers with which it executes short sales to maintain an additional amount of collateral in a special tri-party custody arrangement for the benefit of the broker.

The Fund’s equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. These transactions may involve market risk in excess of amounts receivable or payable reflected on the Statement of Assets and Liabilities.

D.	Securities Sold Short
The Fund sells securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund segregates liquid assets in an amount equal to the market value of securities sold short, which is reflected in the Schedule of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

E.	Written Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures, and Note 2 O. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

F.	Purchased Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund purchases an option contract, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description. Refer to Note 2 Q. for further derivative disclosures, and Note 2 O. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

G.	Forward Currency Exchange Contracts
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Fund may enter into forward currency

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

H.	Equity Swap Contracts
The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR and/or the U.S. Federal Funds Effective Rate plus an agreed upon spread (refer to the Schedule of Investments for further disclosure of the contracts’ financing rates). A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security, and to pay to or receive  from the counterparty interest on the notional value of the contract at a  rate equal to LIBOR and/or the U.S. Federal Funds Effective Rate less an agreed upon spread (refer to the Schedule of Investments for further disclosure of the contracts’ financing rates).

The Fund may also enter into equity swap contracts whose value may be determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as net unrealized appreciation or depreciation. The Fund will realize a gain or loss upon termination or reset of the contract. The Fund or the Fund’s counterparty, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. Equity Swap contracts may involve market risk in excess of amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

I.	Distributions to Shareholders
Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at the end of the Fund’s fiscal year.

J.	Foreign Securities
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include fluctuations in currency exchange rates and adverse political, cultural, regulatory, legal, tax, and economic developments as well as different custody and/or settlement practices or delayed settlements in some  foreign markets. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.	Foreign Currency Transactions
The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences. Foreign currency, if any, held as cash by the Fund’s custodian is reported separately on the Statement of Assets and Liabilities.

L.	Cash and Cash Equivalents
The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

M.	Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not historically incurred material expenses in respect of those provisions.

N.	Security Transactions, Investment Income and Expenses
Transactions are recorded for financial statement purposes on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Dividend income is recorded on the ex- dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method utilizing call features. At December 31, 2020, expenses include $24,954 and $3,527 of borrowing expenses and dividends and interest on securities sold short, respectively.

O.	Counterparty Risk
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser considers the creditworthiness of each counterparty to a contract in evaluating potential

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
credit risk. The counterparty risk for forward currency exchange contracts to the Fund includes the amount of any net unrealized appreciation on the contract. The counterparty risk for equity swap contracts to the Fund includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Written and purchased options sold on an exchange expose the Fund to counterparty risk; however, the exchange’s clearinghouse guarantees the options against default. Over the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

P.	The Right to Offset
Financial assets and liabilities, as well as cash collateral received by the Fund’s counterparties and posted are offset by the respective counterparty, and the net amount is reported in the Statement of Assets and Liabilities when the Fund believes there exists a legally enforceable right to offset the recognized amounts.

Q.	Derivatives
The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. The risk that adverse price movements in a derivative instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited).

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2020, the Fund’s monthly average quantities and notional values are described below:

	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	324	$3,827,631
Written Option Contracts	517	$4,843,763
Forward Currency Exchange Contracts	13	$5,252,303
Long Total Return Swap Contracts	1,051,641	$8,107,122
Short Total Return Swap Contracts	192,816	$9,465,840

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Statement of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2020 as described below:

	Asset Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
Equity Contracts:
Purchased Option Contacts	Investments	$23,575
Total		$23,575

	Liability Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
Equity Contracts:
Written Option Contacts	Written Option Contracts	$45,670
Swap Contracts	Payables	809,092
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Payables	138,918
Total		$993,680

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 as described below:

	Amount of Realized Gain (Loss) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
Equity Contracts	$435,132	$(72,577)	$—	$346,273	$708,828
Foreign Exchange
Contracts	—	—	(190,300)	—	(190,300)
Total	$435,132	$(72,577)	$(190,300)	$346,273	$518,528

*	The amounts disclosed are included in the realized gain (loss) on investments.

	Change in Unrealized Appreciation (Depreciation) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts**	Contracts	Contracts	Contracts	Total
Equity Contracts	$(38,262)	$141,153	$—	$(649,030)	$(546,139)
Foreign Exchange
Contracts	—	—	(100,822)	—	(100,822)
Total	$(38,262)	$141,153	$(100,822)	$(649,030)	$(646,961)

**	The amounts disclosed are included in net change in unrealized appreciation (depreciation) on investments.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
R.	LIBOR
The London Interbank Offered Rate, or “LIBOR,” is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. The terms of many investments, financings or other transactions to which the Fund may have exposure have been historically tied to LIBOR. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance.

The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain investments of the Fund's portfolio.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. However, there are obstacles to converting certain securities and transactions to a new reference rate. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform. All of the aforementioned may adversely affect the Fund’s performance or NAV. Refer to Note 2 A. for a pricing description.

Note 3 — AGREEMENTS
The Fund’s investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement with the Adviser dated as of January 1, 2011 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets. Certain officers of the Fund are also officers of the Adviser. The Advisory Agreement was approved for an initial term of two years and thereafter will remain in effect from year to year provided that such continuance is specifically approved at least annually by the vote of a majority of the Fund’s Trustees who are not interested persons of the Adviser or the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed to reduce all or a portion of its management fee and, if necessary, to bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended, but not including brokerage commissions, dividends on securities sold short, borrow expenses on securities sold short, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund to the extent necessary to limit the annualized expenses of the Fund to 1.40% of the Fund’s average daily net assets until April 30, 2022 (the “Expense Waiver and Reimbursement Agreement”).The Expense Waiver and Reimbursement Agreement permits the Adviser to recapture amounts that it waives or absorbs on behalf of the Fund at any time within three years of the end of the fiscal year in which the fee was reduced or waived or the expense was borne provided that doing so would not cause the Fund’s operating expenses for that year, excluding brokerage commissions, dividends on securities sold short, borrow expenses on securities sold short, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses, to exceed 1.40%. The Expense Waiver and Reimbursement Agreement may be terminated at anytime by the Board. For the year ended December 31, 2020, the Adviser reimbursed $218,124 of advisory fees to the Fund.

Reimbursed expenses subject to potential recovery by year of expiration are as follows:

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 3 — AGREEMENTS (continued)
Year of Expiration	Potential Recovery
12/31/21	$255,478
12/31/22	$223,736
12/31/23	$218,124

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, accountant, dividend paying agent and shareholder servicing agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Note 4 — SHARES OF BENEFICIAL INTEREST
The Board of Trustees has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Issued	2,039,391	$23,496,166	1,014,611	$11,896,871
Issued as reinvestment
of dividends	10,788	132,148	229,759	2,619,256
Redeemed	(2,016,169)	(23,161,955)	(705,377)	(8,213,855)
Net Increase	34,010	$466,359	538,993	$6,302,272

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION
Purchases and sales of securities for the year ended December 31, 2020 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and securities sold short) aggregated $73,999,879 and $63,022,510, respectively. There were no purchases or sales of long-term U.S. Government securities.

At December 31, 2020, the components of accumulated earnings gains (losses) on a tax basis were as follows:

Cost of investments*	$41,559,473
Gross unrealized appreciation	3,817,879
Gross unrealized depreciation	(1,080,213)
Net unrealized appreciation	$2,737,666
Undistributed ordinary income	$2,021,860
Undistributed long-term capital gain	519,510
Total distributable earnings	$2,541,370
Other accumulated losses	(67,056)
Total accumulated gains	$5,211,980

*
Represents cost (including derivative contracts) for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales, PFIC mark to market, and unsettled short losses.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences are primarily related to foreign currency transactions and swap treatment. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, the following table shows the reclassifications made:

Distributable Earnings	Paid-in Capital
$(91,898)	$91,898

The tax components of dividends paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Ordinary Income	$—	$1,830,328
Long-Term Capital Gains	132,148	788,929
Total Distributions Paid	$132,148	$2,619,257

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2020. As of December 31, 2020, the Fund had no post-October losses deferred. As of December 31, 2020, the Fund had no short-term capital loss carryover or long-term capital loss carryover.

Note 6 — OFFSETTING ASSETS AND LIABILITIES
The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 6 — OFFSETTING ASSETS AND LIABILITIES (continued)
		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
Assets:	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Description
Forward Currency
Exchange Contracts —
JPMorgan Chase
& Co., Inc.	$516	$516	$—	$—	$—	$—
Forward Currency
Exchange Contracts —
Goldman,
Sachs & Co.	6,099	6,099	—	—	—	—
Swap Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	636,655	636,655	—	—	—	—
Swap Contracts —
JPMorgan Chase
& Co., Inc.	158,783	158,783	—	—	—	—
Swap Contracts —
Goldman,
Sachs & Co.	85,880	85,880	—	—	—	—
	$887,933	$887,933	$—	$—	$—	$—
Liabilities:
Description
Written Option
Contracts**	$45,670	$—	$45,670	$—	$45,670	$—
Forward Currency
Exchange Contracts —
JPMorgan Chase
& Co., Inc.	100,982	516	100,466	—	100,466	—
Forward Currency
Exchange Contracts —
Goldman,
Sachs & Co.	44,551	6,099	38,452	—	38,452	—
Swap Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	1,185,102	636,655	548,447	—	548,447	—
Swap Contracts —
JPMorgan Chase
& Co., Inc.	310,514	158,783	151,731	—	151,731	—
Swap Contracts —
Goldman,
Sachs & Co.	194,794	85,880	108,914	—	108,914	—
	$1,881,613	$887,933	$993,680	$—	$993,680	$—

*	In some instances, the actual collateral pledged/received may be more than the amount shown.
**	JPMorgan Chase & Co., Inc. is the prime broker for all written option contracts held by the Fund as of December 31, 2020.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 7 — COVID-19
During the period, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 emerged and spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. These impacts also have caused, and may continue to contribute to, significant market volatility, exchange trading suspensions and closures, and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic and its effects may last for an extended period of time, and could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Health crises caused by the outbreak of COVID-19 (or similar outbreaks of infectious disease) and governmental responses thereto may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, the economies of individual countries, and the financial performance of individual companies, sectors, industries, asset classes, and markets in significant and unforeseen ways. Any such impact could adversely affect the value and liquidity of a Fund’s investments, limit severely the Fund’s investment opportunity set, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to the Fund by its service providers, leading to operational delays and failures and additional investment losses. Issues arising out of or related to this recent health crisis and governmental and business responses thereto may cause one or more events in which the Fund has invested to fail to close or occur as expected by the Adviser, leading to a Fund experiencing investment losses.

Note 8 — SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 8 — SUBSEQUENT EVENTS (continued)
On February 1, 2021 Westchester Capital Management, LLC, investment adviser of the Fund, and Virtus Investment Partners, Inc. (“Virtus”) entered into an agreement pursuant to which Virtus will acquire Westchester Capital Management, LLC,  (the “Acquisition”), subject to a number of conditions.  The closing of the Acquisition is expected to result in the termination of the investment advisory agreement of the Fund.  Under the terms of the Acquisition, among other matters, it is intended that a wholly-owned subsidiary of Virtus, Virtus Investment Advisers, Inc., will become the investment adviser to the Fund and Westchester Capital Management, LLC will serve as sub-adviser to the Fund.  The Boards of Trustees of the Fund will be asked to approve new investment advisory and sub-advisory agreements for the Fund and to nominate new members to the Boards of Trustees. If approved by the Boards of Trustees of the Fund, shareholders of the Fund will be asked to approve the new investment advisory and sub-advisory agreements for the Fund and to elect new members to the Boards of Trustees. The Acquisition is expected to close in the second half of 2021, subject to a number of conditions, including Board and shareholder approval of the foregoing matters. Messrs. Behren and Shannon with respect to the Fund are expected to continue to be responsible for the day-to-day portfolio management of the Fund after the closing of the Acquisition. It is not anticipated that there will be any changes to the Fund’s investment objectives or principal investment strategies as a result of the Acquisition.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Merger Fund VL

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Merger Fund VL (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 25, 2021

We have served as the auditor of one or more investment companies in Westchester Capital Management (or its predecessor) since 1995.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

Each year, the Board of Trustees of each of The Merger Fund, The Merger Fund VL, and Westchester Capital Funds (together, the “Board”), including a majority of the Trustees who are not interested persons of The Merger Fund, The Merger Fund VL, and Westchester Capital Funds (together, the “Independent Trustees”), is required to determine whether to continue the advisory agreements for each of The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit-Event Fund, respectively.  In October 2020, the Board and the Independent Trustees approved the continuation of The Merger Fund’s, The Merger Fund VL’s, WCM Alternatives: Event-Driven Fund’s, and WCM Alternatives: Credit Event Fund’s (each, a “Fund” and, together, the “Funds”) advisory arrangements with Westchester Capital Management, LLC (the “Adviser”) (collectively, the “Agreements”) for an additional one-year period. A summary of the material factors and conclusions that formed the basis for the approval by the Board and the Independent Trustees are discussed below.

Review Process
The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary to evaluate the terms of the Agreements. The Independent Trustees began their formal review process in the summer of 2020 by compiling a request for information that sought a wide range of information the Independent Trustees believed might be necessary to evaluate the terms of the Funds’ Agreements.  The Independent Trustees were assisted in compiling that information request by counsel to the Independent Trustees.

Following receipt of the Adviser’s response to their information request, the Independent Trustees evaluated all of the information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund.  The Independent Trustees also requested additional information after their review of the Adviser’s response to their initial information request. Throughout their review process, the Independent Trustees were advised by their counsel and they also discussed their obligations with respect to the continuation of the Agreements in private sessions with their counsel.  The Independent Trustees and the Board, in determining to approve the continuation of the Agreements, did not identify any particular factor that was all-important or controlling, and each Trustee attributed different weights to the various factors. The following summary describes some, but not all, of the factors considered by the Board and the Independent Trustees.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

Materials Reviewed
During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser and the Funds’ other service providers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, information about the personnel providing investment management services to the Funds, and information regarding the terms of the Adviser’s other advisory relationships.

The Board also requested and evaluated performance and expense information for other investment companies that was compiled and presented by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider. During the review process, the Board received information regarding the methodology used in compiling Broadridge’s report and the process by which Broadridge constructed each Fund’s peer group. The Board and the Independent Trustees also considered information regarding so-called “fall-out” benefits to the Adviser and its affiliates due to the Adviser’s relationships with the Funds.  After consideration of all of the information presented to it, the Board concluded that it had received all of the information it believed was reasonably necessary to assess the terms of each Agreement and determine whether to renew each Agreement.

Nature, Extent and Quality of Services
Nature and Extent of Services – In considering whether to continue the Agreements for an additional year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Adviser in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Adviser as well as other resources available to the Adviser, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Adviser. The Trustees also considered the scope of services

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

provided by the Adviser under the Agreements and noted that the scope of work required of the Adviser to perform the contracted-for and other necessary related services had expanded over time as a result of regulatory and other developments and that the Adviser performed a number of services for the Funds not expressly required by the Agreements.  In this respect, the Board also considered the oversight functions, including with respect to the management of Fund expenses, performed by officers of the Funds who were supplied by the Adviser. The Board and the Independent Trustees also considered the managerial and financial resources available to the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the quality of the resources of the Adviser available to the Funds. The Board and the Independent Trustees considered the specialized experience, expertise and professional qualifications of the personnel of the Adviser, including that the Adviser was among a limited number of investment advisers with a long track record managing merger arbitrage and event-driven strategies within the context of a registered mutual fund. The Board and the Independent Trustees considered the complexity of managing the Funds’ strategies relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the non-portfolio management services provided to the Funds by the Adviser in support of the Funds’ operations.  The Trustees also considered the Adviser’s efforts at attracting and retaining personnel to maintain and, potentially, enhance the level of services provided to the Funds.  The Trustees also took into account the significant investments the Adviser had made in promoting and otherwise supporting the distribution of the Funds and the potential benefits of those investments that might inure to the Funds.  The Board and the Independent Trustees also considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions.

In their evaluation of the quality of the services provided by the Adviser, the Board and the Independent Trustees considered the performance of the Funds (both net and gross of expenses). The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment strategies over the one-, three-, five- and ten-year periods (where applicable) ended August 31, 2020.  The Board considered that The Merger Fund (net of expenses) ranked in the first quartile of its peer

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

group for each of the one-, three-, five- and ten-year periods ended August 31, 2020. The Board also considered that the Fund (net of expenses) outperformed its benchmark index, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, over the one-, three-, five-, and ten-year periods ended August 31, 2020.  The Board considered that The Merger Fund VL (net of expenses) ranked in the first quartile of its peer group over the one-, three-, five- and ten-year periods ended August 31, 2020.  The Board also considered that The Merger Fund VL (net of expenses) outperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, over the one-, three-, five-, and ten-year periods ended August 31, 2020.  The Board also considered that WCM Alternatives: Event-Driven Fund (net of expenses) ranked in the fourth quartile of its peer group for the one-, three- and five-year periods ended August 31, 2020.  The Board also considered that WCM Alternatives: Event-Driven Fund (net of expenses) outperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, over the three- and five-year periods ended August 31, 2020, though it underperformed its benchmark over the one-year period ended August 31, 2020.  In considering the relative underperformance of WCM Alternatives: Event-Driven Fund, the Board considered the Adviser’s explanations for that relative underperformance as well as the Adviser’s longer-term track record in merger arbitrage and event-driven investing generally.  The Board also considered that WCM Alternatives: Credit Event Fund (net and expenses) ranked in the third quartile of its peer group for the one-year period ended August 31, 2020, and underperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, and its peer group median by 26 and 13 basis points, respectively, for the one-year period ended August 31, 2020.  The Trustees noted that in evaluating the relative performance and percentile information presented they considered the limited number of close peers for each Fund, especially for periods of five years or longer (where applicable).  The Trustees also considered that the WCM Alternatives: Credit Event Fund had a limited operating history to evaluate.

In all of their evaluations of relative performance, the Trustees noted that the report provided by Broadridge included a relatively small number of peer funds for The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund, especially over longer-term periods (where performance information was available over longer-term periods), due to the limited number of registered mutual funds pursuing merger-arbitrage and/or event-driven investment strategies.  In their evaluation of each Fund’s

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

performance, including each Fund’s level of absolute performance over recent periods, the Trustees also considered, among other things, information the Adviser had provided regarding the market conditions affecting merger-arbitrage and event-driven strategies generally, the prevailing low interest rate environment generally, and the historical relationship between the Funds’ performance and interest rates generally, and that the Adviser had continued to deliver low volatility returns.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied with the nature, extent and quality of the services provided by the Adviser and that each Fund’s performance record supported the renewal of the Agreements.

Management Fees and Expenses
The Board and the Independent Trustees reviewed information, including comparative information provided by Broadridge, regarding the advisory fees paid to the Adviser and the total expenses borne by the Funds. They considered the Funds’ advisory fees relative to their peer groups. In this regard, the Independent Trustees noted The Merger Fund’s gross advisory fees and net operating expenses (Institutional Class) were below the median of its peer group.  The Independent Trustees also noted The Merger Fund VL’s gross advisory fees were at the median of its peer group at its current asset level and its net operating expenses were below the median of its peer group.  The Independent Trustees noted that WCM Alternatives: Event-Driven Fund’s gross advisory fees were above, though near, the median of its peer group at its current asset level. The Independent Trustees also noted that WCM Alternatives: Event-Driven Fund’s net operating expenses (Institutional Class) were above, though near, the median of its peer group.  In respect of WCM Alternatives: Event-Driven Fund, the Independent Trustees also considered that the Adviser has in place an expense cap limitation arrangement that is within five basis points of the median of its peer group, a level of expense cap that was lowered to that level approximately one year ago.  The Independent Trustees also noted that WCM Alternatives: Credit Event Fund’s gross advisory fees and net operating expenses (Institutional Class) were above its peer group medians, respectively, though they noted that the Adviser was waiving substantially all of its advisory fee under the terms of the Fund’s expense limitation agreement due to, among other things, the Fund’s very limited asset base.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

The Board and the Independent Trustees also considered the fees that the Adviser and its affiliates charge other clients with investment strategies similar to the Funds, including where an account is subject to a performance-based fee. The Board and the Independent Trustees considered information provided by the Adviser describing the differences in services provided to these other clients. In this regard, the Adviser noted that the services provided to these other clients typically consist nearly exclusively or primarily of portfolio management services. The Adviser described the additional level of services provided to the Funds under the terms of the Funds’ advisory arrangements or otherwise, such as supplying Fund management, general coordination of the Funds’ other service providers, the provision of middle and back office support functions, the provision of certain compliance and regulatory functions, and quarterly preparation and attendance of meetings with the Board, as well as the greater financial obligations and entrepreneurial risks the Adviser undertakes in respect of sponsoring a registered mutual fund. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided and the sponsorship and other risks assumed by the Adviser.

Profitability and Possible Economies of Scale
Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser and the profitability (before distribution and certain other expenses) of the Adviser’s relationship with each Fund. The Board noted that, in reporting on its profitability, the Adviser had included an estimated expense for compensation of the Funds’ portfolio managers (other than Mr. Tan) because those portfolio managers are the principal owners of the Adviser and do not receive a salary or bonus. The Board noted that the Adviser would have incurred significant compensation expense if it instead had to hire equivalently qualified portfolio managers to perform the services performed by the owners, which costs would significantly reduce the Adviser’s profitability.  In conducting their review, the Board considered the Adviser’s profitability both with and without the estimated compensation expense for the Funds’ portfolio managers who are also the Adviser’s principal owners.

In evaluating the Adviser’s reported profitability, the Independent Trustees considered that certain of the information provided by the Adviser was necessarily estimated and that preparing the related

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

profitability information involved certain assumptions and allocations that were subjective in nature. The Board and the Independent Trustees recognized that the probative value of profitability information may be limited because a wide range of comparative information for peer advisers often is not generally available and it can be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its overall business mix, the efficiency of an adviser’s operations, numerous assumptions about allocations and the adviser’s cost of capital. The Independent Trustees concluded that the Adviser’s profitability with respect to The Merger Fund and Merger Fund VL was not excessive, especially in light of the Adviser’s experience; the Adviser’s status as one of a limited number of investment advisers with an extensive history of providing competitive merger-arbitrage portfolio management services within a registered mutual fund vehicle; and the Funds’ highly competitive gross advisory fees and net operating expenses. The Independent Trustees concluded that the Adviser’s profitability with respect to WCM Alternatives: Event-Driven Fund was not excessive, especially in light of the Adviser’s investment experience in event-driven investing; the Adviser’s status as one of a limited number of investment advisers with an extensive history of providing competitive event-driven portfolio management services within a registered mutual fund vehicle; and the Adviser’s agreement to continue an expense cap limitation that was expected to benefit the Fund’s shareholders for an additional one-year period.  The Independent Trustees noted that the Adviser experienced a loss in respect of its relationship with WCM Alternatives: Credit Event Fund due to the effect of the expense limitation agreement between that Fund and the Adviser and the Adviser’s agreement to continue the expense cap limitation for an additional one-year period.

In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Funds, including research purchased with soft dollar credits earned from portfolio transactions effected on behalf of the Funds (soft dollar arrangements) and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser may realize economies of scale in managing the Funds. The Board and the Independent Trustees concluded within the context of their overall conclusions regarding each of the Agreements that the Adviser’s level of profitability from its relationship with each Fund was not excessive in light of, among other things, the Funds’ competitive advisory fees and expense ratios. The Trustees also considered that the Adviser proposed to continue the expense limitation

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

agreements applicable to The Merger Fund VL, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund, and the advisory fee waiver in respect of The Merger Fund for another one-year period. The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by the Adviser, if any, with the Funds and their shareholders.

Conclusions
Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Agreements, including the fees payable to the Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Independent Trustees believed relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. Accordingly, the Board and Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period.

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK
MANAGEMENT PROGRAM

The Fund has adopted a liquidity risk management program. The program’s principal objectives are to support the Fund’s compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations timely. During the period covered by the report, the program supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of the Fund’s liquidity profile, including during any periods of market volatility and net redemptions. In this regard, the program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect an assessment of their relative liquidity under current market conditions. There can be no assurance that the program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Fund’s Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

				Number of
		Term of		Portfolios
		Office		in Fund
		and	Principal	Complex	Other
Name,	Position(s)	Length	Occupation(s)	Overseen	Directorships
Address and	Held with	of Time	During the	by	Held by
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Trustee
Interested Trustees

Roy D. Behren*	Co-President	Indefinite,	Co-Portfolio Manager	4	None
Westchester Capital	and	since	and Co-President of
Management, LLC	Treasurer;	2011	Westchester Capital
100 Summit Lake Drive	Trustee		Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Year of Birth: 1960			2011.

Michael T. Shannon*	Co-President	Indefinite,	Co-Portfolio Manager	4	None
Westchester Capital	and	since	and Co-President of
Management, LLC	Trustee	2011	Westchester Capital
100 Summit Lake Drive			Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Year of Birth: 1966			2011.

Non-Interested Trustees

Barry Hamerling	Independent	Indefinite,	Managing Partner	4	Former
c/o Westchester	Trustee	since	of Premium Ice Cream		Trustee of
Capital		2007	of America since 1995.		AXA Premier
Management, LLC			Managing Partner of		VIP Trust
100 Summit Lake Drive			B&J Freeport since
Valhalla, NY 10595			1990.
Year of Birth: 1946

Richard V. Silver	Independent	Indefinite,	Retired Senior	4	None
c/o Westchester	Trustee	since	Executive Vice
Capital		2013	President, Chief
Management, LLC			Administrative
100 Summit Lake Drive			Officer and Chief
Valhalla, NY 10595			Legal Officer of
Year of Birth: 1955			AXA Equitable Life
			Insurance Company,
			Senior Advisor to
			AXA Equitable Life
			Insurance Company
			from May 2012 to
			April 2013.

Number of
		Term of		Portfolios
		Office		in Fund
		and	Principal	Complex	Other
Name,	Position(s)	Length	Occupation(s)	Overseen	Directorships
Address and	Held with	of Time	During the	by	Held by
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Trustee
Christianna Wood	Independent	Indefinite,	Chief Executive	4	Director of
c/o Westchester	Trustee	since	Officer and		H&R Block
Capital		2013	President of Gore		Corporation;
Management, LLC			Creek Capital, Ltd.		Director of
100 Summit Lake Drive			since August 2009.		Grange
Valhalla, NY 10595					Insurance;
Year of Birth: 1959					Trustee of
85 funds in
the Delaware
Funds
complex

Officers

Bruce Rubin	Vice	One-year	Chief Operating	N/A	N/A
Westchester Capital	President,	terms,	Officer of
Management, LLC	Chief	since	Westchester Capital
100 Summit Lake Drive	Compliance	2010	Management, LLC,
Valhalla, NY 10595	Officer and		the Fund’s Adviser
Year of Birth: 1959	Anti-Money		since 2010.
Laundering
Compliance
Officer

Abraham Cary	Secretary	One-year	Head of Trading of	N/A	N/A
Westchester Capital		terms,	Westchester Capital
Management, LLC		since	Management, LLC,
100 Summit Lake Drive		2012	the Fund’s Adviser
Valhalla, NY 10595			since 2011.
Year of Birth: 1975

Christopher Colomb	Principal	One-year	Controller of	N/A	N/A
Westchester Capital	Financial	terms,	Westchester Capital
Management, LLC	Officer	since	Management, LLC,
100 Summit Lake Drive		2020	the Fund's Adviser
Valhalla, NY 10595			since 2017.
Year of Birth: 1983			Associate of Fortress
Investment Group,
LLC from 2015
to 2017.

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or of the Fund’s investment adviser. Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because they are officers of the Fund.

**	The fund complex consists of the Fund, The Merger Fund, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund.

The Merger Fund VL

ADDITIONAL INFORMATION (Unaudited)

For the fiscal year ended December 31, 2020, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rate. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2020 was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was 0.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2020 was 0.00% for the Fund.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies  during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov. Once filed, the most recent Part F of Form N-PORT will also be available without charge, upon request, by calling 1-800-343-8959.

(This Page Intentionally Left Blank.)

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600
www.westchestercapitalfunds.com

Administrator, Transfer Agent, Accountant,
Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Trustees
Roy Behren
Michael T. Shannon
Barry Hamerling
Richard V. Silver
Christianna Wood

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
  Chief Compliance Officer
Abraham R. Cary, Secretary
Christopher Colomb, Principal Financial Officer

Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY  10036

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY  10017

This report is authorized for distribution only when
preceded or accompanied by a current prospectus.

(b)  Not applicable for the Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.  You may also receive a copy of the registrant’s Code of Ethics, free of charge, upon request by calling (800) 343-8959.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Barry Hamerling and Christianna Wood are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$47,575	$45,575
Audit-Related Fees	$ -	$ -
Tax Fees	$6,540	$6,290
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-advisers) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Co-Presidents/Chief Executive Officers and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund VL

By (Signature and Title)*       /s/ Michael T. Shannon
Michael T. Shannon, Co-President

Date     3/8/2021

By (Signature and Title)*       /s/ Roy Behren
Roy Behren, Co-President and Treasurer

Date     3/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Michael T. Shannon
Michael T. Shannon, Co-President

Date     3/8/2021

By (Signature and Title)*       /s/ Roy Behren
Roy Behren, Co-President and Treasurer

Date     3/8/2021

* Print the name and title of each signing officer under his or her signature.